UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

SOUTHWEST AIRLINES CO.
(Exact name of registrant as specified in its charter)

Texas	1-7259	74-1563240
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P. O. Box 36611
Dallas,	Texas	75235-1611
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:   (214) 792-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($1.00 par value)	LUV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting of Shareholders of Southwest Airlines Co. (the “Company”) was held on Wednesday, May 17, 2023.

(b) The following matters were voted on by the Company’s Shareholders at the Annual Meeting and received the following votes:

1. Proposal 1 – Election of fourteen Directors for terms expiring at the 2024 Annual Meeting of Shareholders:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
David W. Biegler	369,113,643	52,382,654	1,505,746	96,720,093
J. Veronica Biggins	340,324,721	81,156,067	1,521,255	96,720,093
Douglas H. Brooks	380,887,736	40,522,879	1,591,428	96,720,093
Eduardo F. Conrado	392,367,515	29,105,689	1,528,839	96,720,093
William H. Cunningham	371,960,069	49,505,326	1,536,648	96,720,093
Thomas W. Gilligan	385,070,468	36,368,464	1,563,111	96,720,093
David P. Hess	391,757,292	29,740,549	1,504,202	96,720,093
Robert E. Jordan	386,022,207	35,523,276	1,456,560	96,720,093
Gary C. Kelly	383,115,517	38,419,143	1,467,383	96,720,093
Elaine Mendoza	392,087,110	29,408,858	1,506,075	96,720,093
John T. Montford	376,497,806	44,976,465	1,527,772	96,720,093
Christopher P. Reynolds	390,373,368	31,079,807	1,548,868	96,720,093
Ron Ricks	389,704,286	32,052,248	1,245,509	96,720,093
Jill A. Soltau	391,949,200	29,648,572	1,404,271	96,720,093

2. Proposal 2 – An advisory (non-binding) vote to approve the compensation of the Company’s named executive officers:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
390,991,100	30,504,474	1,506,469	96,720,093

3. Proposal 3 – An advisory (non-binding) vote on the frequency of executive compensation advisory votes:

VOTES FOR ONE YEAR	VOTES FOR TWO YEARS	VOTES FOR THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
405,693,741	1,579,631	12,631,065	3,097,606	96,720,093

4. Proposal 4 – A proposal to ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
493,134,872	22,843,196	3,744,068	—

5. Proposal 5 – An advisory (non-binding) vote on a shareholder proposal to permit shareholder removal of directors without cause:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
223,203,948	198,132,576	1,665,519	96,720,093

6. Proposal 6 – An advisory (non-binding) vote on a shareholder proposal to require shareholder ratification of termination pay:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
43,362,276	377,904,277	1,735,490	96,720,093

(c) Not applicable.

(d) Based on the results set forth in Item 5.07(b)(3) above, until the next required vote on the frequency of shareholder votes on the compensation of executives, the Company has decided to include an advisory vote on the compensation of executives in its proxy materials on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST AIRLINES CO.

Date: May 19, 2023	By:	/s/ Mark R. Shaw
Mark R. Shaw, Executive Vice President & Chief
Legal & Regulatory Officer & Corporate Secretary